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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):     June 18, 1997

                                  WABAN INC.
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            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


                  1-10259                             33-0109661
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          (Commission File Number)        (IRS Employer Identification No.)

One Mercer Road, Natick, Massachusetts                        01760
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(Address of principal executive offices)                    (Zip Code)

                                (508) 651-6500
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              Registrant's Telephone Number, Including Area Code

                                Not Applicable
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            (Former Name or Address, if Changed Since Last Report)
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ITEM 5.    OTHER EVENTS

     Waban Inc. (the "Company") is filing this Current Report on Form 8-K for the purpose of filing with the Commission as an exhibit hereto the Company's press release dated June 18, 1997, relating to the commencement by the Company of a tender offer in respect of its 11% Senior Subordinated Notes Due May 15, 2004 (including the related guarantees).

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)   Exhibits.

           The exhibits listed in the Exhibit Index filed as part of this report are filed as part of and are included in this report.

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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 1997                    WABAN INC.


                                       /s/ Edward J. Weisberger
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                                       By:    Edward J. Weisberger
                                       Title: Senior Vice President
                                              and Chief Financial Officer

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                                 EXHIBIT INDEX



      EXHIBIT NO.                                         DESCRIPTION
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          99                                             Press Release